SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           July 28, 2004


                                 Versatech USA, Inc.
                             (formerly VersaTech, Inc.)
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      33-91240               88-0330263
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


         800 Bellevue Way NE, Suite 400, Bellevue, WA          98004-4208
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (425) 990-5599





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Item 5.  Other Events.

On July 28, 2004 Versatech USA, Inc. ("Versatech" or the "Company")announced that it had entered into a Letter of Intent, Confidential Information and Exclusive Rights Agreement to purchase 100% of the assets and business of LDR International, Inc.("LDRI"), a printing equipment and graphic arts products distribution company located in Portland, Oregon. The closing, which is to take place on or before September 30, 2004, is subject to certain terms and conditions.

The acquisition of LDRI is the first step in the Company's strategic plan to acquire operating entities to diversify and expand its business and operations.

The press release, which appears as Exhibit 99.1, is filed and incorporated herein by reference. The Letter of Intent, Confidential Information and Exclusive Rights Agreement appears as Exhibit 99.2.

Item 7. Exhibits

99.1	Press Release
99.2  Letter of Intent, Confidential Information and Exclusive Rights
      Agreement


                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VERSATECH USA, INC



Date:  July 30, 2004                By: /s/ STEVE KRAKONCHUK
                                    -----------------------------------------
                                    Name: Steve Krakonchuk
                                    Title: Chairman, CEO
                                           and duly authorized officer











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